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                                                               EXHIBIT 10.2.19


     The following lists the material differences between the Percentage Lease filed as Exhibit 10.2.1 and Exhibit 10.2.19 and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.


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                                                                                Annual
 Exhibit       Percentage Lease                                                 Base              Percentage Rent
 Number           Description                                                   Rent                 Formula
 -------       ----------------                                                 ------     ----------------------------
 10.2.19       Lease Agreement dated as of August 13, 1996 by and between      $300,000    30% of room revenue up to
               Sunstone Hotel Investors, L.P., as lessor, and Sunstone                     $1,000,000, plus 63% of room revenue
               Hotel Properties, Inc., as lessee, for the Residence Inn                    in excess of $1,000,000, plus 5% of
               Hotel located in Highlands Ranch, Colorado                                  Food and Beverage Revenue, if any,
                                                                                           plus 100% of sublease and concession
                                                                                           revenue and other net revenues
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